UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)
May 5, 2004

HCC INSURANCE HOLDINGS, INC.
(EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

STATE OR OTHER		IRS EMPLOYER
JURISDICTION	COMMISSION	IDENTIFICATION
OF INCORPORATION:	FILE NUMBER:	NUMBER:
DELAWARE	0-20766	76-0336636

13403 NORTHWEST FREEWAY
HOUSTON, TEXAS 77040-6094
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER,
INCLUDING AREA CODE — (713) 690-7300

ITEM 9.
SIGNATURES
Investor Conference Presentation

ITEM 9.

     Text materials related to the HCC Insurance Holdings, Inc. (“HCC”) investor presentation are attached as Exhibit 99.1 and are also available at HCC’s website at www.hcch.com.

     The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2004	HCC INSURANCE HOLDINGS, INC.
	By:	/s/ Christopher L. Martin
Christopher L. Martin
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibits.
99.1	Investor Conference Presentation